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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                 .............................................

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported)  November 27, 2000
                                                        -----------------



                                MFIC CORPORATION
                                ----------------
             (Exact Name of Registrant as Specified in Its Charter)


                                   Delaware
                                   --------
                (State or Other Jurisdiction of Incorporation)

              0-11625                                    04-2793022
              -------                                    ----------
      (Commission File Number)           (I.R.S. Employer Identification Number)


  30 Ossipee Road, P.O. Box 9101
       Newton, Massachusetts                             02464-9101
  ------------------------------                         ----------
(Address of Principal Executive Offices)                 (Zip Code)


                                (617) 969-5452
                                --------------
             (Registrant's Telephone Number, Including Area Code)



                                Not applicable
                                --------------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5. Other Events.

A. MFIC Corporation (the "Company") announced several changes to its senior management.

Michael A. Lento, President and Treasurer of the Company, departed from employment with the Company. Irwin J. Gruverman, the Company's Chairman of the Board of Directors and Chief Executive Officer, has been appointed by the Company's Board of Directors to serve as President and Treasurer.

Robert P. Bruno was appointed and promoted by the Board of Directors to the position of Chief Operating Officer. Mr. Bruno has served as the Company's Vice President of Sales and Marketing since joining the Company in April of 1996.

Jack M. Swig was appointed by the Board of Directors to the position of Vice President of Corporate Development. Mr. Swig has served as the Company's General Counsel and Corporate Development and Investor Relations Manager since 1993.


B.    Exhibits

      1. The Company's press release dated November 27, 2000, related to the Company's restructuring of senior management.


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                                MFIC CORPORATION

Signatures
----------

          In accordance with the requirements of the Securities Exchange Act, the Registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                       MFIC Corporation
                                                  -------------------------
                                                          (Registrant)




Date:  November 27, 2000                          By: /s/ Irwin J. Gruverman
                                                  --------------------------
                                                  Irwin J. Gruverman, Chairman
                                                  of the Board, President,
                                                  Treasurer, Secretary
                                                  and Chief Executive Officer